Exhibit 99.1

March 6, 2021

VIA EMAIL

Brad K. Heppner

Chairman of the

Board

Murray T. Holland

Chief Executive Officer

GWG Holdings, Inc.

325 North St. Paul, St., Suite

2650 Dallas, TX 75201

Re:	Resignation from

Board Gentlemen:

I hereby resign from the Board of Directors of GWG Holdings, Inc. and all Committees thereof on which I am currently a member, effective immediately.

Sincerely,

/s/ Roy W. Bailey

Roy W. Bailey

March 6, 2021

VIA EMAIL

Brad K. Heppner

Chairman of the

Board

Murray T. Holland

Chief Executive Officer

GWG Holdings, Inc.

325 North St. Paul, St., Suite 2650

Dallas, TX 75201

Re:	Resignation from Board

Gentlemen:

I hereby resign from the Board of Directors of GWG Holdings, Inc. and all Committees thereof on which I am currently a member, effective immediately.

Sincerely,

/s/ Jeffrey N. MacDowell

Jeffrey N. MacDowell

March 6, 2021

VIA EMAIL

Brad K. Heppner

Chairman of the Board

Murray T. Holland

Chief Executive Officer

GWG Holdings, Inc.

325 North St. Paul, St., Suite 2650

Dallas, TX 75201

Re:	Resignation from Board

Gentlemen:

I hereby resign from the Board of Directors of GWG Holdings, Inc. and all Committees thereof on which I am currently a member, effective immediately.

Sincerely,

/s/ Daniel P. Fine

Daniel P. Fine